Exhibit 24

CBS CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint each of Joseph R. Ianniello, Lawrence P. Tu and Angeline C. Straka, severally and not jointly, to be my true and lawful attorney-in-fact and agent, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and supplements thereto, for the registration of the securities of the Company specified in such Registration Statement, and to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of October, 2014.

Sign:    /s/ David R. Andelman

Print Name: David R. Andelman

CBS CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint each of Joseph R. Ianniello, Lawrence P. Tu and Angeline C. Straka, severally and not jointly, to be my true and lawful attorney-in-fact and agent, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and supplements thereto, for the registration of the securities of the Company specified in such Registration Statement, and to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of October, 2014.

Sign:    /s/ Joseph A. Califano, Jr.

Print Name: Joseph A. Califano, Jr.

CBS CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint each of Joseph R. Ianniello, Lawrence P. Tu and Angeline C. Straka, severally and not jointly, to be my true and lawful attorney-in-fact and agent, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and supplements thereto, for the registration of the securities of the Company specified in such Registration Statement, and to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of October, 2014.

Sign:    /s/ William S. Cohen

Print Name: William S. Cohen

CBS CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint each of Joseph R. Ianniello, Lawrence P. Tu and Angeline C. Straka, severally and not jointly, to be my true and lawful attorney-in-fact and agent, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and supplements thereto, for the registration of the securities of the Company specified in such Registration Statement, and to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of October, 2014.

Sign:    /s/ Gary L. Countryman

Print Name: Gary L. Countryman

CBS CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint each of Joseph R. Ianniello, Lawrence P. Tu and Angeline C. Straka, severally and not jointly, to be my true and lawful attorney-in-fact and agent, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and supplements thereto, for the registration of the securities of the Company specified in such Registration Statement, and to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of October, 2014.

Sign:    /s/ Charles K. Gifford

Print Name: Charles K. Gifford

CBS CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint each of Joseph R. Ianniello, Lawrence P. Tu and Angeline C. Straka, severally and not jointly, to be my true and lawful attorney-in-fact and agent, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and supplements thereto, for the registration of the securities of the Company specified in such Registration Statement, and to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of October, 2014.

Sign:    /s/ Leonard Goldberg

Print Name: Leonard Goldberg

CBS CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint each of Joseph R. Ianniello, Lawrence P. Tu and Angeline C. Straka, severally and not jointly, to be my true and lawful attorney-in-fact and agent, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and supplements thereto, for the registration of the securities of the Company specified in such Registration Statement, and to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of October, 2014.

Sign:    /s/ Bruce Gordon

Print Name: Bruce Gordon

CBS CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint each of Joseph R. Ianniello, Lawrence P. Tu and Angeline C. Straka, severally and not jointly, to be my true and lawful attorney-in-fact and agent, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and supplements thereto, for the registration of the securities of the Company specified in such Registration Statement, and to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of October, 2014.

Sign:    /s/ Linda M. Griego

Print Name: Linda M. Griego

CBS CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint each of Joseph R. Ianniello, Lawrence P. Tu and Angeline C. Straka, severally and not jointly, to be my true and lawful attorney-in-fact and agent, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and supplements thereto, for the registration of the securities of the Company specified in such Registration Statement, and to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of October, 2014.

Sign:    /s/ Arnold Kopelson

Print Name: Arnold Kopelson

CBS CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint each of Joseph R. Ianniello, Lawrence P. Tu and Angeline C. Straka, severally and not jointly, to be my true and lawful attorney-in-fact and agent, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and supplements thereto, for the registration of the securities of the Company specified in such Registration Statement, and to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of October, 2014.

Sign:    /s/ Leslie Moonves

Print Name: Leslie Moonves

CBS CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint each of Joseph R. Ianniello, Lawrence P. Tu and Angeline C. Straka, severally and not jointly, to be my true and lawful attorney-in-fact and agent, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and supplements thereto, for the registration of the securities of the Company specified in such Registration Statement, and to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of October, 2014.

Sign:    /s/ Doug Morris

Print Name: Doug Morris

CBS CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint each of Joseph R. Ianniello, Lawrence P. Tu and Angeline C. Straka, severally and not jointly, to be my true and lawful attorney-in-fact and agent, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and supplements thereto, for the registration of the securities of the Company specified in such Registration Statement, and to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of October, 2014.

Sign:    /s/ Shari Redstone

Print Name: Shari Redstone

CBS CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint each of Joseph R. Ianniello, Lawrence P. Tu and Angeline C. Straka, severally and not jointly, to be my true and lawful attorney-in-fact and agent, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and supplements thereto, for the registration of the securities of the Company specified in such Registration Statement, and to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of October, 2014.

Sign:    /s/ Sumner M. Redstone

Print Name: Sumner M. Redstone

CBS CORPORATION

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the "Company"), hereby constitute and appoint each of Joseph R. Ianniello, Lawrence P. Tu and Angeline C. Straka, severally and not jointly, to be my true and lawful attorney-in-fact and agent, with full power to act, together or each without the other, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, this Registration Statement on Form S-8 under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and supplements thereto, for the registration of the securities of the Company specified in such Registration Statement, and to file this Registration Statement and any and all amendments and supplements thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of October, 2014.

Sign:    /s/ Frederic V. Salerno

Print Name: Frederic V. Salerno